UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 6, 2004

(Date of earliest event reported)

BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50289	05-0567906

(Commission File Number)	(IRS Employer Identification Number)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1

Item 9. Regulation FD Disclosure.

     Brillian Corporation (the “Company”) is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information in the form of the textual information from a slide show presentation to be given at the Needham & Company, Inc. Growth Conference on January 6, 2004.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Exhibit 99.1 Brillian Corporation Presentation – January 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION

Date: January 6, 2004	By:	/s/ Wayne A. Pratt
Wayne A. Pratt Vice President and Chief Financial Officer